Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares/Principal/ Contract Amounts		Value
Investment Companies– 6.5%
Exchange-Traded Funds (ETFs) – 6.5%
Vanguard Intermediate-Term Corporate Bond	26,206	$2,102,245
Vanguard Long-Term Corporate Bond	5,824	464,289
Total Investment Companies (cost $2,478,110)		2,566,534
Commercial Paper– 64.8%
American Honda Finance Corp, 0%, 5/8/23◊	$1,900,000	1,889,264
AT&T Inc, 0%, 5/16/23 (Section 4(2))◊	1,000,000	993,172
Bank of China Ltd/Hong Kong, 0%, 4/17/23◊	1,000,000	997,688
BAT International Finance PLC, 0%, 5/22/23 (Section 4(2))◊	1,000,000	992,186
Brookfield Infrastructure Holdings Canada Inc, 0%, 5/18/23◊	1,900,000	1,886,269
Canadian Tire Corp Ltd, 0%, 4/12/23◊	1,900,000	1,896,745
Constellation Brands Inc, 0%, 4/18/23 (Section 4(2))◊	250,000	249,310
Crown Castle Inc, 0%, 4/11/23 (Section 4(2))◊	300,000	299,499
Edison International , 0%, 5/9/23 (Section 4(2))◊	1,450,000	1,441,921
Edison International , 0%, 5/15/23 (Section 4(2))◊	1,600,000	1,589,710
FMC Corp, 0%, 4/24/23 (Section 4(2))◊	250,000	249,075
General Motors Financial Co Inc, 0%, 4/3/23 (Section 4(2))◊	1,800,000	1,799,191
Harley Davidson Financial Services Inc, 0%, 5/4/23 (Section 4(2))◊	1,000,000	994,829
Oracle Corp, 0%, 5/5/23 (Section 4(2))◊	1,900,000	1,902,294
Parker-Hannifin Corp, 0%, 6/1/23 (Section 4(2))◊	500,000	495,351
Rogers Communications Inc, 0%, 5/25/23 (Section 4(2))◊	1,550,000	1,537,153
Sempra Energy, 0%, 4/26/23 (Section 4(2))◊	1,900,000	1,892,756
Southern California Edison Co, 0%, 4/6/23 (Section 4(2))◊	800,000	799,303
Targa Resources Corp, 0%, 5/5/23 (Section 4(2))◊	1,900,000	1,890,348
Walgreens Boots Alliance Inc, 0%, 4/13/23 (Section 4(2))◊	1,800,000	1,796,557
Total Commercial Paper (cost $25,589,899)		25,592,621
U.S. Government Agency Notes– 4.8%
Fannie Mae Discount Notes, 0%, 4/3/23◊((cost $1,899,367)	1,900,000	1,900,000
Investments Purchased with Cash Collateral from Securities Lending– 0.2%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº,£	63,822	63,822
Time Deposits – 0%
Royal Bank of Canada, 4.8000%, 4/3/23	$15,956	15,956
Total Investments Purchased with Cash Collateral from Securities Lending (cost $79,778)		79,778
OTC Purchased Options – Puts– 0.2%
Counterparty/Reference Asset
J.P. Morgan:
SPDR S&P 500 ETF Trust,
Notional amount $(3,930,144), premiums paid $89,856, unrealized depreciation $(4), exercise price $400.00, expires 6/16/23*	96	89,852
Total Investments (total cost $30,137,010) – 76.5%		30,228,785
Cash, Receivables and Other Assets, net of Liabilities – 23.5%		9,304,322
Net Assets – 100%		$39,533,107

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$22,918,744	75.8%
Canada	5,320,167	17.6
China	997,688	3.3
United Kingdom	992,186	3.3

Total	$30,228,785	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/23
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	$7,275∆	$-	$-	$63,822

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 3/31/23
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 4.8170%ºº	581,991	9,203,995	(9,722,164)	63,822

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	28	6/30/23	$3,217,813	$31,680
2 Year US Treasury Note	11	7/6/23	2,270,984	12,128
3-Year Australian Bond	19	6/15/23	1,381,712	(895)
5 Year US Treasury Note	25	7/6/23	2,737,695	6,564
Amsterdam Index	4	4/21/23	656,322	14,725
CAC40 10 Euro	6	4/21/23	477,179	14,409
DAX Index	1	6/16/23	428,256	10,211
Euro-OAT	1	6/12/23	141,221	4,770
Euro-Schatz	1	6/12/23	114,616	1,068
IBEX 35 Index	2	4/21/23	199,382	1,547
MSCI Emerging Markets Index	42	6/19/23	2,090,550	77,700
NASDAQ 100 E-Mini	3	6/16/23	798,105	46,366
NIKKEI 225 Mini	123	6/9/23	2,597,861	7,636
OMXS30 Index	31	4/21/23	662,341	23,848
S&P 500 E-Mini	42	6/16/23	8,689,275	171,991
S&P/TSX 60 Index	5	6/16/23	894,842	30,088
SPI 200	2	6/15/23	240,288	4,180
Ultra Long Term US Treasury Bond	1	6/30/23	141,125	4,875
US Treasury Long Bond	7	6/30/23	918,094	23,688
Total				$486,579

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

J.P. Morgan:

SPDR S&P 500 ETF Trust	96	432.00	USD	6/16/23	$(3,930,144)	$40,560	$1,837	$(38,723)

Written Put Options:

J.P. Morgan:

SPDR S&P 500 ETF Trust	96	380.00	USD	6/16/23	3,930,144	48,480	(197)	(48,677)
Total OTC Written Options						$89,040	$1,640	$(87,400)

Average Ending Monthly Value of Derivative Instruments During the Period Ended March 31, 2023

Forward foreign currency exchange contracts:
Average amounts sold - in USD	$ 167,591
Futures contracts:
Average notional amount of contracts - long	18,001,340
Average notional amount of contracts - short	137,277
Options:
Average value of option contracts purchased	20,397
Average value of option contracts written	14,886

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended March 31, 2023 is $18,922,655, which represents 47.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2023.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$2,566,534	$-	$-
Commercial Paper	-	25,592,621	-
U.S. Government Agency Notes	-	1,900,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	79,778	-
OTC Purchased Options – Puts	-	89,852	-
Total Investments in Securities	$2,566,534	$27,662,251	$-
Other Financial Instruments(a):
Futures Contracts	487,474	-	-
Total Assets	$3,054,008	$27,662,251	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$895	$-	$-
Options Written, at Value	-	87,400	-
Total Liabilities	$895	$87,400	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70257 05-23